Statement of Additional Information (SAI) Supplement American Century World Mutual Funds, Inc. (SAI dated April 10, 2017)
Supplement dated July 31, 2017

The Board of Directors of each aforementioned corporation has requested that the following matter be submitted to shareholders of the funds for approval at a Special Meeting of Shareholders to be held on October 18, 2017.

Shareholders of the funds will be asked to consider and act upon a proposal to elect four members to the funds' Board of Directors for indefinite terms, subject to termination or resignation. The nominees include three current members of the board, Barry Fink, Jan M. Lewis and Stephen E. Yates, and one current advisory member to the boards, Thomas W. Bunn.

The record date for the meeting is July 28, 2017. If you own shares of the funds as of the close of business on that date, you will be entitled to vote at the Special Meeting. Proxy materials containing more information about this proposal are expected to be sent to shareholders on or about August 23, 2017.

The following replaces the entry for International Discovery in the Investment Advisor section on page 30 of the SAI.

International Discovery	Investor, A, C and R	1.750% of first $500 million 1.400% of the next $500 million 1.200% over $1 billion
	I	1.550% of first $500 million 1.200% of the next $500 million 1.000% over $1 billion
	Y	1.400% of first $500 million 1.050% of the next $500 million 0.850% over $1 billion

©2017 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-93039 1707